Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 4th Quarter 2025 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267-9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371-9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267-9125

3 Forward-Looking Information This presentation contains, and future oral and written statements of the company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. The company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and, accordingly, the reader is cautioned not to place undue reliance on any forward-looking statements made by the company. Additionally, all statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the company undertakes no obligation to update any statement in light of new information or future events. Numerous factors could cause the company’s actual results to differ from those reflected in forward-looking statements, including the effects of economic, business and market conditions and changes, particularly in our Indiana market area, including prevailing interest rates and the rate of inflation; governmental trade, monetary and fiscal policies; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and the values and liquidity of loan collateral, securities and other interest sensitive assets and liabilities; and changes in borrowers’ credit risks and payment behaviors, as well as those identified in the company’s filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

4 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of September 30, 2025. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 1/5/26; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2015 through December 31, 2024). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as having compounded annual growth in tangible book value per share from 9/30/05 through 9/30/25 greater than 8%. 20-Year TBVPS CAGR >8%(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 4 Institutions 15 Institutions 138 Institutions 177 Institutions (including LKFN) LTM ROE >13%

Tangible Common Equity 92.8% Allowance for Credit Losses 7.2% $3 4. 86 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 20 25 Tangible Book Value(1) Per Share 5 Strong Capital Structure Key Ratios and Per Share Data as of December 31, 2025 TCE/Tangible Assets 10.86% Adj. TCE/Adj. Tangible Assets 12.45% Total Risk-Based 15.92% Leverage 12.39% Book Value $30.02 Tangible Book Value $29.87 Adj. Tangible Book Value $34.86 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non-GAAP financial measures. See “Reconciliation of Non-GAAP Financial Measures” in the Fourth Quarter 2025 Earnings Press Release and Form 8-K. (1)compounded annual growth rate computed from 1991-2024 for tangible book value *TBV adjusted to exclude the market value impact of AFS investment securities for TCE and Tangible Assets from 2021 to 2025 *

6 Lake City Bank Today • An entrepreneurial 153-year-old de novo bank • A long-term and consistent organic growth story • Headquartered in Warsaw, Indiana • 55 branch offices - $7.0 billion banking assets • $3.7 billion in Wealth Advisory assets • A forward-thinking technology adopter • Focused on execution – “blocking and tackling” • A demonstrated history of identifying growth opportunities • Located in a pro-business state with economic expansion occurring statewide

7 34 Years of Organic Growth A History of Balance Sheet and Income Statement Expansion $2 ,7 07 $1 03 ,3 61 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 20 25 Net Income (000’s) Compound Annual Growth 1991 – 2025 • Loans = 10% • Deposits = 10% • Net Income = 11% • Earnings Per Share = 11%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 Projected Population Growth Reflects Strength of Economy • 67% of Lake City Bank counties are growth and high growth counties • 40% of Lake City Bank counties are high growth counties • Indiana is poised to experience continued economic strength and vitality

10 Indiana Is Poised For Continued Economic Growth • Indiana #1 manufacturing state in the country(1) • In 2026, Herb Simon, the owner of the Pacers Sports & Entertainment, broke ground on a mixed-use development downtown featuring the first Ritz-Carlton in Indianapolis and a 4,000 person capacity live music venue operated by Live Nation for the entertainment district in the area surrounding the Gainbridge Fieldhouse(2) • State leadership accelerates life sciences leadership with more than 1,300 new high wage jobs across the state, including 300 new high wage jobs at Autocam, in Kosciusko County, where Lake City Bank is headquartered(3,4) • In 2025, Eli Lilly broke ground on a $13 billion investment in Indiana’s LEAP Research and Innovation District in Boone County where Lake City Bank will open an office in 2026(5) • Indiana has emerged as a Midwestern data-center hub driven by AI compute demand, favorable land and energy economics and aggressive state-local incentives. Amazon operates a data center in St. Joseph County, Google is developing a site in Allen County, META has announced plans in Boone County and Microsoft has announced plans in La Porte. (6) • Bezos funded Slate Auto announced in 2025 it will build its low cost, direct to consumer electric vehicle in Warsaw, Indiana, Lake City Bank’s hometown and employ 2,000 workers(7) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) https://newsroom.livenation.com/news/partners-formally-break-ground-on-mixed-use-development-downtown-featuring-ritz- carlton-indianapolis-and-new-live-nation-venue/ (3) https://www.iedc.in.gov/events/news/details/2026/01/14/gov.-braun-accelerates-life-sciences-leadership-with-more-than-1- 300-new-high-wage-jobs-across-the-state (4) https://www.21alivenews.com/2025/06/16/orthopedic-manufacturer-build-70m-facility-warsaw-hiring-hundreds/ (5) https://lebanon.in.gov/2025/05/06/ground-broken-on-lilly-foundry-within-leap-district/ (6) https://cleanview.co/public/data-centers/indiana (7) https://www.wane.com/top-stories/published-report-indicates-slate-eyeing-vacant-factory-in-warsaw-for-low-cost-ev- production/

11 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Historically Lower U ne m pl oy m en t Source: United States Bureau of Labor Statistics. Lake City Bank footprint is defined as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange, Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 8. 0% 6. 5% 5. 5% 4. 2% 3. 6% 3. 0% 3. 0% 3. 0% 11 .3% 5. 0% 2. 1% 2. 7% 3. 3% 4. 2% 3. 4% 8. 0% 6. 6% 5. 7% 4. 5% 3. 8% 3. 2% 3. 7% 3. 2% 11 .9% 4. 8% 2. 1% 2. 9% 3. 2% 4. 3% 3. 3% 7. 4% 6. 6% 5. 5% 4. 8% 4. 4% 3. 9% 3. 7% 3. 3% 13 .0% 6. 4% 3. 9% 3. 4% 3. 5% 4. 0% 4. 4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2012 Nov 2013 Nov 2014 Nov 2015 Nov 2016 Nov 2017 Nov 2018 Nov 2019 Nov 2020 May 2020 Nov 2021 Nov 2022 Nov 2023 Nov 2024 Nov 2025 Nov Consolidated LCB Footprint Indiana United States

12 Fortress Balance Sheet LKFN Above Peer Long-Term Profitability has Contributed to a Strong Capital Foundation 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Q4'25 Risk-Based Capital Ratio Proxy Peer Average RBC Q3’25 14.9% Well Capitalized Threshold 10.0% for Consolidated Risk-Based Capital Source: S&P Capital IQ Pro. Financial data

13 Net Interest Margin by Quarter NIM Expansion of 23 Basis Points Over the Prior Four Quarters 3.16% 3.25% 3.40% 3.42% 3.50% 3.48% 3.00% 3.50% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 LKFN Quarterly NIM

14 Net Interest Margin Deposit Costs Coming Down Rapidly • Quarterly net interest margin expanded by 23 basis points in 2025 compared to 2024 • Cumulative Loan Beta 24% for recent easing cycle • Cumulative Deposit Beta 40% for recent easing cycle • Deposit repricing in current easing cycle continues to be a heightened focus • Average noninterest bearing deposits to total average deposits were 21% in the 4Q25 unchanged from 21% in the 4Q24

15 Interest Rate Sensitivity Deposits Have Repriced Quicker Than Loans During Current Easing Cycle Fixed Rate $1,540,096 33% Prime $1,071,695 23% SOFR $1,473,377 31% FHLB/Other $639,273 13% Commercial Loans $4.7 billion as of December 31, 2025 (000’s) • 88% of loan portfolio consists of commercial loans and 67% of commercial loans are tied to variable interest rates • Approximately $775.7 million of fixed rate commercial loans are estimated to reprice in the next twelve months • Fixed rate loans have shorter, average original terms of approximately 5 years • Public Funds contribute to deposit repricing, $1.7 billion are tied to the Effective Federal Funds Rate • Cost of Funds peaked in 2Q24 at 2.90% compared to 2.20% in 4Q25

16 Projected Impact of Rising/Falling Rates Historically Asset Sensitive Balance Sheet Maintains Neutral Shift Graph presents 12 month projected net interest income simulation results as of December 31, 2025 using parallel shocks -2.00% -0.74% -0.03% 0.09% 0.10% -0.11% -0.26% -0.55% -1.24% -2.04% -3.00% -1.00% 1.00% 3.00% Dn 300 Dn 200 Dn 100 Dn 50 Dn 25 Up 25 Up 50 Up 100 Up 200 Up 300

17 Diversified Deposit Base Deposit Franchise Consists of Broad-based, Tenured and Deep Relationships • Deposit composition is stable and commercial deposits account for 36% of total deposits • Since 2019 the number of checking accounts have grown by: Commercial +24%, Retail +13% and Public Funds +32% • 98% of deposit accounts are less than $250,000 at December 31, 2025

18 Deposit Mix Reflects Strength of Franchise Core Deposit Growth Consistently Funds Loan Growth Total Retail $1,763,452 30% Total Public Fund $1,979,327 33% Total Commercial $2,179,999 36% Brokered Deposits $50,572 1% December 31, 2025 Total Deposits - $6.0 billion DDA $1,221,327 DDA % of Total Deposits – 20% (000’s)

19 Checking Accounting Trends by Deposit Sector Number of Commercial Accounts Grow by 24% since December 2019 $1 ,1 05 ,2 67 $1 ,9 53 ,9 69 $2 ,1 05 ,4 11 $2 ,1 29 ,9 52 $2 ,0 27 ,1 96 $6 58 ,4 51 $1 ,0 73 ,3 14 $9 37 ,4 58 $9 71 ,8 52 $9 75 ,1 56 $8 34 ,9 53 $1 ,3 82 ,5 65 $1 ,3 09 ,9 65 $1 ,6 20 ,4 60 $1 ,8 77 ,0 32 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2022 Dec 2023 Dec 2024 Dec 2025 Commercial Retail Public Funds Ch ec ki ng A cc ou nt B al an ce s Checking Account Average Balances by Deposit Type (000) Commercial Retail Public Funds 12/31/25 $127 $15 $6,952 12/31/24 $136 $16 $6,209 12/31/23 $137 $15 $5,369 12/31/22 $132 $18 $6,615 12/31/21 $144 $20 $6,004 12/31/19 $86 $12 $4,073 Number of Checking Accounts by Deposit Type Commercial Retail Public Funds 12/31/25 15,968 63,397 270 12/31/24 15,663 62,626 261 12/31/23 15,402 61,725 244 12/31/22 14,824 60,528 209 12/31/21 14,414 59,492 203 12/31/19 12,921 56,177 205 Pre- Pandemic (000) Note: Checking account balances include demand deposits and interest-bearing checking products including money market accounts but exclude goal accounts

$0 $500,000 $1,000,000 $1,500,000 $2,000,000 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Checking and MMA CDs (000) 20 Public Fund Deposit Trends 87% of Large Depositors include Operating Relationships $1,127,111 $1,162,457 $1,284,641 $1,429,873 $1,563,015 $1,809,631 $1,979,327 Note: Public Funds in Indiana are covered by the Public Deposit Insurance Fund (PDIF). The bank is not required to pledge collateral to secure public funds due to its financial strength as determined by the Indiana Board of Depositories.

21 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

22 Commercial Banking Focus Experienced Relationship Driven Team • 47 credit “smart” commercial bankers • Average 23 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • Deep organizational structure provides credit and administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

23 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in-market lender to in-market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • CRE portfolio is focused on owner occupied, in-market multifamily, and strong credit tenant transact projects

24 Lake City Bank Culture High Quality Team Members • Our culture is our greatest asset and we will preserve it • Lake City University drives our culture • Every employee attends on average, 20 hours of in person training annually • Our community involvement is real and critical to our strategy • Inclusion initiatives continue and create a culture of belonging • Our culture has not been diluted by acquisition

25 Mature1 Market Deposit Performance Organic Growth 2015 – 2025 $2,821 $2,689 $1,324 $494 $457 $428 $287 $283 $201 -$1,186-$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Lake City Bank 1st Source JPM Chase Fifth Third Star Farm ers State First M erchants PN C O ld N ational Flagstar(2) Lake City Bank has grown deposits by 103% over the last ten-year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks. Source: FDIC 6/30/25 Statistics

26 Commitment to Technology Innovation and Competitive Technology is a Focus • Progressive AI strategy underway with a focus on revenue enhancement and expense management opportunities • Fintech partnerships play a significant role in our technology stack and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented in 2021 with ongoing user and security functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • Branch design and functionality is ever evolving based on client transactions, relationship activity and geographic expansion plans

27 Channel Utilization Today versus Pre-Pandemic Mobile Adoption Outpacing All Other Delivery Channels Channel Type Total Transactions 2019(1) % of Total Total Transactions 2025(1) % of Total Period Change Branch Transactions 2,279,975 18% 2,031,838 13% (11)% ATM/ITM 944,785 7% 708,695 5% (25)% Online Logins 5,058,317 40% 4,121,813 26% (19)% Mobile Logins(2) 4,199,910 33% 8,614,178 55% 105% Telephone Banking 265,475 2% 179,076 1% (33)% Total 12,748,462 100% 15,655,600 100% 23% (1) Measurement period includes twelve months of data ending December 31, 2019, and December 31, 2025 (2) Includes mobile phone, Apple watch and iPad app use

28 Customer Composition and Digital Adoption Digital Adoption Across All Generations Is Strong Customer Composition and Digital Adoption Over Three Years Generation(1) Customer Breakdown 12/31/25 12/31/24 12/31/23 Gen Alpha (2010 - Current) 4% 6% 2% 1% Gen Z (1996 - 2009) 16% 74% 70% 66% Millennial (1977 - 1995) 26% 60% 59% 59% Gen X (1965 - 1976) 19% 53% 51% 51% Baby Boomer (1946 - 1964) 28% 46% 45% 44% Mature (1945 or before) 7% 32% 31% 30% Digital Adoption 53% 51% 50% (1) Gen Alpha was added in January 2024

Financial Performance

30 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.55% 1.56% 1.62% 1.45% 1.40% 1.50% 13.51% 14.19% 17.40% 15.93% 14.12% 14.40% 13.59% 14.27% 17.52% 16.03% 14.20% 14.47% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2020 2021 2022 2023 2024 2025 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE a nd R O AT E 1Source KBW Price Performance Review September 30, 2025 ROAE and ROATE LTM Peer Average Data1 National Indiana ROAE 9.8% 12.0% ROATE 12.3% 13.4% ROAA LTM Peer Average Data1 National Indiana ROAA 1.01% 1.18%

31 Net Income and EPS Net Interest Income Growth of 12% in 2025 $84,337 $95,733 $103,817 $93,767 $93,478 $103,361 $3.30 $3.74 $4.04 $3.65 $3.63 $4.01 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2020 2021 2022 2023 2024 2025 Net Income Diluted EPS N et In co m e EP S 2025 Net Income YOY 11% 2025 Diluted EPS YOY 10%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

32 Pretax Pre-Provision Earnings Pretax Pre-Provision Earnings Improves by 7% in 2025 $118,646 $118,521 $134,539 $116,183 $128,439 $137,383 2.19% 1.93% 2.09% 1.80% 1.93% 2.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2020 2021 2022 2023 2024 2025 Pretax Pre-Provision Earnings Pretax Pre-Provision/Average Assets Pr et ax P re -P ro vi sio n Ea rn in gs Pr et ax P re -P ro vi sio n Ea rn in gs /A ve ra ge A ss et s Note: Pretax Pre-Provision Earnings is a Non-GAAP financial measure. See “Reconciliation of Non- GAAP Financial Measures” in the Fourth Quarter 2025 Earnings Press Release and Form 8-K. 2025 Pretax Pre-Provision Earnings YOY Increase 7%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

33 Average Loans Average YTD Loan Growth of $184 million or 4% Compared to Prior Year 95% 83% 77% 86% 86% 86% 50% 60% 70% 80% 90% 100% 110% 120% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 (1) 2021 (1) 2022 (1) 2023 2024 2025 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s t o De po sit R at io (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2025 YOY Increase 4% $4,424,472 $4,421,094 $4,427,166 $4,813,678 $5,039,406 Compound annual growth rate “CAGR” is based on the most recent 5-year calculation $5,223,458

$1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,8 37 $1 ,8 93 $1 ,9 03 $1 ,8 66 $1 ,9 59 $1 ,9 93 $2 ,0 16 $2 ,1 23 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 $2 ,8 48 $2 ,7 05 $2 ,7 15 $2 ,6 82 $2 ,5 73 $2 ,5 57 $2 ,6 26 $2 ,6 65 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% 44% 43% 44% -$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 30% 35% 40% 45% 50% 55% 60% 65% Outstanding Available % Line Usage 34 Line of Credit Utilization Line Utilization Rises in 2025 4, 78 6 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP 4, 68 1 4, 70 5 4, 68 7 4, 68 5 4, 59 8 4, 61 8 4, 54 8 4, 53 2 4, 55 0 4, 64 2 4, 78 9

35 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,553,689 29% Commercial RE - Owner Occupied $807,335 15% Commercial RE - Nonowner Occupied $923,708 17% Commercial RE - Multifamily $438,233 8% Commercial RE - Construction $497,239 9% Agri-business - Agriculture $406,856 8% Other Commercial $97,381 2% Residential Mortgage $267,134 5% Home Equity $251,185 5% Installment - Other Consumer $135,097 2% $5.4 billion as of December 31, 2025 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”) Collateral Code as reported on the call report.

Multifamily Housing $731,559 14% Agriculture $474,217 9% Industrial CRE $217,638 4% RV & Marine Industry $239,620 4% Hotels $150,795 3% Automobile Dealers $133,847 2% Commercial Office Real Estate $104,228 2% Restaurants $99,582 2% Self-Storage $91,419 2% Senior Living $89,177 2% 36 Top 10 Industry Concentrations Loan Portfolio is Diversified Top 10 Industries Represent 43% or $2.3 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to the North American Industry Classification System (“NAICS”)

$4,650,597 $5,357,284 $5,717,358 $5,604,228 $5,836,025 $6,039,821 98% 99% 100% 97% 99% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 2021 2022 2023 2024 2025 Average Deposits % of Funding 37 Average Deposits Average YTD Deposit Growth of $204 million or 3% Compared to Prior Year De po sit s De po sit s a s a P er ce nt o f T ot al F un di ng (000’s) 2025 YOY Increase 3%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

38 Deposit Breakdown Deposit Costs Are Repricing Downward with Federal Funds Rate Cuts Total Retail $1,763,452 30% Total Public Fund $1,979,327 33% Total Commercial $2,179,999 36% Brokered Deposits $50,572 1% December 31, 2025 Total Deposits - $6.0 billion (000’s) 0.00% 1.00% 2.00% 3.00% 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 YT D 20 25 Annual Cost of Deposits Deposit Composition at end of period 2019 2025 Non-interest Bearing Demand Deposits 24% 20% Interest Bearing Demand, Savings & MMA 47% 67% Time Deposits > or = to $100,000 22% 9% Time Deposits < $100,000 7% 4% Total Deposits (billions) $4.1 $6.0

39 Net Interest Income Double Digit Growth in Net Interest Income $163,008 $178,088 $202,887 $197,035 $196,679 $221,017 3.19% 3.07% 3.40% 3.31% 3.18% 3.45% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023 2024 2025 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et In te re st In co m e N et In te re st M ar gi n, fu lly ta x eq ui va le nt 2025 YOY Increase 12%Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

40 Asset Quality Total Individually Analyzed and Watchlist Loans Decline by 13% During 2025 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 10% 0. 39% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 0. 85% 0. 30% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28%4.50%4.77% 4.43% 6.75% 5.50% 3.42%3.72% 4.13% 3.42% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g As se ts to T ot al A ss et s W at ch Li st L oa ns to T ot al L oa ns e xc lu di ng P PP

41 Asset Quality Allowance for Credit Losses Coverage Normalizes 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% -0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 0. 05% 0. 55% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 1.68% 1.28% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 AC L to T ot al L oa ns , e xc lu di ng P PP N et C ha rg eo ffs to A ve ra ge L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

42 Noninterest Income Fee-Based Revenue Produces Mid to High Single Digit Growth $46,843 $44,720 $41,862 $49,858 $56,844 $47,971 22% 20% 17% 20% 22% 18% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024(1) 2025 N on -In te re st In co m e as % o f T ot al R ev en ue N on -In te re st In co m e Non-Interest Income % of Total Revenue 2025 YOY Decrease (16%) 2025 YOY Core Noninterest Income Increase 2%(1) (000’s) (1) Noninterest Income includes $10.0 million of non-core income in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the Fourth quarter 2025 Earnings Press Release and Form 8-K Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

43 2025 YOY Increase 6% 2025 YOY Core Revenue Increase 1 10% Total Revenue Revenue Growth Benefits from Double Digit Growth in Net Interest Income $209,851 $222,808 $244,749 $246,893 $253,523 $268,988 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2020 2021 2022 2023 2024 2025 (000’s) Compound annual growth rate “CAGR” is based on the most recent 5-year calculation (1) Core revenue includes $10.0 million of non-core income in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the fourth quarter 2025 Earnings Press Release and Form 8-K 1

44 Noninterest Expense $91,205 $104,287 $110,210 $130,710 $125,084 $131,605 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2020 2021 2022 2023 2024(1) 2025 (000’s) 2025 YOY Increase 5% 2025 YOY Core Noninterest Expense Increase 9%(1) Disciplined Investment in People, Branch Expansion and Technology Continues Compound annual growth rate “CAGR” is based on the most recent 5-year calculation (1) Noninterest Expense includes $4.5 million of non-core expense in 2024. See the “Reconciliation of Non-GAAP Financial Measures” in the fourth quarter 2025 Earnings Press Release and Form 8-K

45 Efficiency Ratio Efficiency Ratio is Stable 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 49% 49% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in human capital, technology and facilities 12023 Year-to-date adjusted core efficiency ratio excludes the second quarter 2023 wire fraud loss loss, net, of salary and benefits adjustment for a total of $16.2 million

46 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.20 $1.36 $1.60 $1.84 $1.92 $2.00 2.24% 1.70% 2.19% 2.82% 2.79% 3.51% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0.10 $0.60 $1.10 $1.60 $2.10 2020 2021 2022 2023 2024 2025 Dividend Per Share Dividend Yield 2025 YOY Increase 4% Di vi de nd p er S ha re Di vi de nd Y ie ld Compound annual growth rate “CAGR” is based on the most recent 5-year calculation

47 LKFN Shareholder Value Total Return Performance from 12/31/00 to 12/31/25 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 LKFN S&P 500 S&P 500 US BMI Banks Index S&P Financials 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 2,717.59% 719.73% 325.70% 284.93%

48 Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution and Financial Results • Service Excellence Drives Shareholder Value • Unwavering Focus on Core Business Strategy • Dedication to Long-term Shareholder Value Creation

Supplemental Information

50 Lake City Bank Capital Adequacy Capital Strength Contributes to Fortress Balance Sheet Regulatory Ratio Description * December 31, 2025 Actual Well- Capitalized Threshold Capital Cushion (in 000’s) Non-GAAP AOCI and HTM Losses- after tax Non-GAAP Excess Capital after AOCI and HTM Non-GAAP Adjusted Capital Ratios with AOCI and HTM Losses Tier 1 Leverage Ratio 12.50% 5.00% $534,697 $(139,010) $395,687 10.55% Common Tier 1 (CET) 14.89% 6.50% $502,338 $(139,010) $363,328 12.57% Tier 1 Risk Based Capital 14.89% 8.00% $412,575 $(139,010) $273,565 12.57% Tier 2 Risk Based Capital 16.05% 10.00% $361,975 $(139,010) $222,965 13.73% * Regulatory Ratios are preliminary pending the finalization of regulatory filings

51 Robust Liquidity Sources • Available liquidity is stable at $3.5 billion, a decrease from $3.7 billion at December 31, 2024 • Sources of liquidity are varied and represent wholesale funding and brokered deposits • Brokered deposits represent 1% of total deposits unchanged from December 31, 2024 • Noncore funding represented 4% of total deposits and purchased funds as of December 31, 2025, compared to 1% as of December 31, 2024

(000) Liquidity Availability Used Unused/ Available Additional Loan Collateral Available for Pledge Secured/Committed Borrowings: Federal Home Loan Bank-Indianapolis(1) $ 644,807 $ 171,200 $ 473,607 $ -- Federal Reserve Bank Discount Window 1,190,406 -- 1,190,406 436,169 Total Secured/Committed $ 1,835,213 $ 171,200 $ 1,664,013 $ 436,169 Unsecured/Uncommitted Borrowings: Brokered Certificates of Deposit(2) $ 615,755 $ -- $ 615,755 $ -- Brokered Money Market Deposit(3) 209,701 50,572 159,129 -- Insured Cash Sweep-One Way Buy(4) 100,000 -- 100,000 -- Fed Fund Lines 395,000 -- 395,000 -- Total Unsecured/uncommitted borrowings $ 1,320,456 $ 50,572 $ 1,269,884 $ -- Investment Securities available for pledge: Agencies, MBS and CMO(5) 229,725 -- 229,725 -- Municipals(6) 361,922 -- 361,992 -- Total Investment Securities Available 591,647 -- 591,647 -- Total Lake City Bank Liquidity Preparedness $ 3,747,316 $ 221,772 $ 3,525,544 $ 436,169 52 Liquidity Preparedness December 31, 2025 (1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability (2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per LCB policy (3) Brokered money market capacity is equal to 3% of total assets, per LCB policy (4) Insured cash sweep OWB capacity is based on previous contracts with IntraFi Network (formerly Promontory) (5) Investment securities are eligible collateral at the FRB – Discount Window and FHLB (6) Municipal securities are eligible collateral at the FRB – Discount Window

53 Commercial Loans by County Commercial Customers in 51 Indiana Counties and 20 Other States (1) All other counties individually represent less than 2% of total December 31, 2025 (000’s) Allen 16% Elkhart 13% St. Joseph 8% Kosciusko 10% Hamilton 10% Marion 16% Marshall 3% Other IN Counties (1) 17% Outside IN 7% Commercial Loans Outstanding as of 12/31/2025 $4.7 billion

54 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V In ve st m en ts a s a % o f A ss et s Note: Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26 million in 2021 and $2 million in 2022 from total assets 12% 12% 12% 12% 14% 21% 20% 18% 17% 17% 0% 5% 10% 15% 20% 25% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 December 31, 2025 Weighted Maturity Book Yield Market Value US Govt REMICS 5.21 2.49 90,111 US Govt Pools 6.17 2.53 364,052 US Govt Agencies 7.70 1.79 115,690 US Treasury Notes/Bills 2.17 3.52 10,119 AFS Municipals (TEY) 13.76 2.89 472,090 HTM Municipals (TEY) 14.92 2.73 117,510 Total (Tax-Equivalent Yield) 10.20 2.63% $1,169,572 Held-to-Maturity 133,208$ Available-for-Sale 1,052,062$ Carrying Value US Govt Remics 8% US Govt Pools 31% AFS Municipals 40% US Treasury Notes/Bills 1% HTM Municipals 10% US Govt Agencies 10%

55 Investment Security Portfolio Cashflows Cash Flows of $451 million Expected Through December 2029 31 ,2 22 21 ,7 29 29 ,7 16 18 ,3 25 18 ,0 92 19 ,8 15 23 ,4 10 16 ,3 92 16 ,9 25 23 ,1 72 23 ,3 93 21 ,9 72 14 ,2 00 19 ,3 91 18 ,5 93 14 ,0 07 9, 35 9 7, 75 5 8, 93 6 7, 44 6 8, 58 9 7, 24 0 8, 36 3 6, 98 2 8, 06 5 6, 80 9 7, 84 5 6, 51 7 7, 49 0 6, 29 3 7, 29 3 6, 08 2 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Principal Interest (000,000) Investment Portfolio has generated $288 million in cash flow from January 2023 through December 2025

Investment Portfolio Analysis Portfolio Effective Duration on a Downward Trajectory 56 12/31/2025 12/31/2024 Weighted Maturity Market Value % of Total Weighted Maturity Market Value % of Total US Govt REMICS 5.21 90,111 8% 6.05 85,794 8% US Govt Pools 6.17 364,052 31% 6.83 336,615 30% US Agencies 7.70 115,690 10% 8.36 109,435 10% US Treasury Notes/Bills 2.17 10,119 1% -- -- -- AFS Municipals (Exempt) 13.76 472,090 40% 14.75 459,582 42% HTM Municipals 14.92 117,510 10% 15.92 113,107 10% Total 10.20 $1,169,572 100% 11.14 $1,104,533 100% Unrealized losses AFS ($143,255) ($191,075) Unrealized losses HTM ($15,698) ($18,462) Total market value losses ($158,953) ($209,537) Portfolio effective duration, tax equivalent(1) 5.94 5.96 Investment securities as a % of assets 17% 17% (1) Effective duration on a tax equivalent basis incorporates the historical price sensitivity relationship between tax-free and taxable securities. Tax-free securities have 2/3 of the price risk as a taxable security for a given change in taxable rates.

57 Line of Credit Utilization vs. Commercial DDA Commercial Accounts Grow by 2% Annually $3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $7 40 ,5 76 $7 75 ,9 47 $8 14 ,4 30 $1 ,2 73 ,8 86 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 $1 ,4 35 ,7 46 $1 ,2 57 ,7 97 $1 ,1 66 ,5 41 $1 ,1 13 ,4 49 $1 ,0 73 ,2 39 $1 ,0 02 ,1 12 $9 61 ,5 66 $1 ,0 33 ,6 10 $1 ,0 24 ,6 10 $1 ,0 32 ,4 37 $9 88 ,8 86 $1 ,0 03 ,1 33 $9 62 ,3 92 50% 51% 50% 52% 54% 49% 46% 42% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% 44% 43% 44% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% De c- 13 De c- 14 De c- 15 De c- 16 De c- 17 De c- 18 De c- 19 De c- 20 De c- 21 M ar -2 2 Ju n- 22 Se p- 22 De c- 22 M ar -2 3 Ju n- 23 Se p- 23 De c- 23 M ar -2 4 Ju n- 24 Se p- 24 De c- 24 M ar -2 5 Ju n- 25 Se p- 25 De c- 25 Commercial DDA Line of Credit Utilization Li ne o f C re di t U til iza tio n Co m m er ci al D DA PPP Rounds 1 & 2 (000’s)

58 Larger Market Organic Expansion Organic Growth State Rank County Primary City Population* LCB Entry LCB Deposit Market Share** # of Branches 22. Kosciusko Warsaw 80,669 1872 67% 12 6. Elkhart Elkhart 207,436 1990 24% 11 5. St. Joseph South Bend 273,744 1997 8% 4 3. Allen Fort Wayne 399,295 1999 16% 5 1. Hamilton, Johnson, Marion Indianapolis 1,531,946 2011 1% 9 * Source: STATS Indiana ** Source: FDIC 6/30/25 Statistics

59 Branch Expansion Strategy for Growth Lake City Bank Deposits in Indianapolis Total $606 Million at June 30, 2025 Indiana County 2025 Population 2050 Projected Population 25- year projected % growth 2025 Deposits in Market (000’s) Lake City Bank 2025 Deposits (000’s) Lake City Bank 2025 Deposit Market Share Lake City Bank Branches Hamilton 384,401 529,505 38% $28,239,463 $495,564 1.75% 4 Marion 965,874 1,011,523 5% $43,268,429 $80,015 0.18% 3 Johnson 171,056 203,455 19% $3,855,297 $30,700 0.80% 1 Boone 78,948 107,634 36% $1,842,747 n/a 0% 0 Tippecanoe 189,425 201,073 6% $3,908,258 n/a 0% 0 (Note: Population data sourced from www.stats.Indiana.edu and deposit market share from the FDIC as of June 30, 2025)

60 Mature Market Strength and Growth Organic Growth (millions)1 2025 2015 2025 # of OfficesDeposits Share Deposits Share Increase 1. Lake City Bank $5,573 19.68% $2,752 15.53% 102.51% 55 2. 1st Source $5,539 19.56% $2,850 16.09% 94.35% 51 3. JPM Chase $3,242 11.45% $1,918 10.83% 69.03% 20 4. PNC $1,562 5.51% $1,279 7.22% 22.13% 16 5. Flagstar/Wells Fargo(2) $1,090 3.85% $2,276 12.85% (52.11)% 16 6. First Merchants $963 3.40% $676 3.81% 42.46% 10 7. Star $952 3.36% $495 2.79% 92.32% 10 8. Fifth Third $859 3.03% $365 2.06% 135.34% 8 9. Old National $814 2.87% $613 3.46% 32.79% 9 10. Farmers State $744 2.63% $316 1.78% 135.44% 8 Market Total $28,321 $17,715 59.87% 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties / branch count for Lake City Bank reflects all offices, other banks listed reflect market total 2Flagstar purchased Wells Fargo Indiana branches in 2018 Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented.